UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 5, 2017 and December 15, 2017, LiveXLive Media, Inc. (the “Company”) entered into Amendment No. 3 (“Amendment No. 3”) and Amendment No. 4 (“Amendment No. 4”), respectively,to the Agreement and Plan of Merger, dated as of August 25, 2017 (as amended, the “Merger Agreement”), as amended by Amendment No. 1, dated as of September 28, 2017 (“Amendment No. 1”), and Amendment No. 2, dated as of October 30, 2017 (“Amendment No. 2”), with LXL Music Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), Slacker, Inc., a Delaware corporation (“Slacker”), and Fortis Advisors LLC, in its capacity as the substitute stockholders’ agent in connection with the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, at the closing of the transactions contemplated therein (the “Closing”), the Merger Sub will merge with and into Slacker (the “Merger”), and following the Merger, the separate corporate existence of the Merger Sub will cease and Slacker will continue as the surviving corporation of the Merger and a wholly owned subsidiary of the Company.

Amendment No. 3

Pursuant to Amendment No. 3, the parties agreed to decrease and limit the cash portion of the merger consideration payable by the Company (after giving effect to the purchase price adjustments and repayment by the Company of any Incremental Stockholder Loan (as defined in the Merger Agreement) incurred by Slacker prior to the closing of the Merger) to $2,500,000, with the remaining portion of the merger consideration to be paid in shares of the Company’s common stock. As a result, the total number of shares of the Company’s common stock issuable by the Company as the stock portion of the merger consideration (the “Stock Merger Consideration”) will be an amount equal to the quotient that results from dividing (a) (i) the Closing Purchase Price (as defined below) minus (ii) 2,500,000 (closing cash target), by (b) $4.00, the offering price (the “Offering Price”) at which the Company’s underwritten public offering of its shares of common stock (the “Public Offering”), registered on a Registration Statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), priced on December 22, 2017. Closing Purchase Price is defined in the Merger Agreement as an amount equal to (i) $50,000,000 minus (ii) the Convertible Notes Payoff Amount (as defined in the Agreement), minus (iii) the Estimated Closing Indebtedness (as defined in the Agreement), plus (iv) the amount, if any, by which the Estimated Closing Net Working Capital exceeds the Target Working Capital (each as defined in the Agreement), minus (v) the absolute value of the amount, if any, by which the Target Working Capital exceeds the Net Working Capital (as defined in the Agreement), as such amount may be adjusted by mutual agreement of the Company and Slacker prior to the Closing pursuant to the Merger Agreement, minus (vi) any Transaction Expenses (as defined in the Agreement) as of the Closing (other than Transaction Expenses not exceeding $10,000 directly related to any Incremental Bank Loan or Incremental Stockholder Loan, each as defined in the Agreement) not already reflected in clauses (iii) and (iv), plus (vii) an amount equal to the Incremental Stockholder Loan actually funded by the Participating Stockholders. The foregoing is anticipated to result in an increase in the Stock Merger Consideration up to approximately $31,500,000 of shares of the Company’s common stock (excluding approximately $5,000,000 of shares of the Company’s common stock to be issued to payoff Slacker’s Convertible Promissory Notes (as defined in the Merger Agreement) based on the Offering Price).

In addition, pursuant to Amendment No. 3, the parties agreed, among other things, to:

●	provide that the amount of the Cash Merger Consideration payable to Slacker’s stockholders shall be decreased by the amount of any Merger transaction expenses paid at Closing pursuant to the Merger Agreement;

●	increase the maximum number of additional shares of the Company’s common stock issuable to certain stockholders of Slacker that provide the Incremental Stockholder Loan to Slacker prior to the closing of the Merger for the purpose of funding Slacker’s working capital, to an amount equal to $1,000,000 divided by the Offering Price (rounded down to the nearest whole share);

●	extend the date by which the Public Offering must be priced to a date which is five business days after the day upon which the Company receives notice from the SEC that the SEC has no further comments to the Registration Statement filed for the Public Offering;

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●	extend the date by which the Closing must be consummated to December 31, 2017; and

●	amend certain definitions used in the Merger Agreement.

Amendment No. 4

Pursuant to Amendment No. 4, the parties agreed, among other things, to:

●	extend the lock-up period applicable to the stockholders of Slacker receiving shares of the Company’s common stock as Stock Merger Consideration to 540 days;

●	extend the date by which the Public Offering must be priced to a date which is five business days after the day upon which the following conditions are satisfied (i) the Company receives notice from the SEC that the SEC has no further comments to the Registration Statement filed for the Public Offering and (ii) all applicable blue sky registration, qualification and/or approval requirements are satisfied with respect to the Public Offering;

●	amend certain definitions used in the Merger Agreement.

There can be no assurance that the Merger or the Public Offering will be consummated or as to the date by which the Merger or the Public Offering may be consummated, if at all.

The foregoing description of Amendment No. 3and Amendment No. 4 is a summary only, does not purport to set forth the complete terms of Amendment No. 3and Amendment No. 4 and is qualified in its entirety by reference to Amendment No. 3 and Amendment No. 4, filed as Exhibit 2.4and Exhibit 2.5, respectively, to this Current Report on Form 8-K and hereby incorporated by reference. For a detailed discussion of the Merger and the terms of the Merger Agreement, see the Company’s Current Report on Form 8-K, filed with the SEC on August 31, 2017. For a detailed discussion of Amendment No. 1, see the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2017.For a detailed discussion of Amendment No. 2, see the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 25, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Columbia Capital Equity Partners V (QP), L.P., in its capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 31, 2017).
2.2	Amendment No. 1 to Merger Agreement, dated as of September 28, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Columbia Capital Equity Partners V (QP), L.P., in its capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2017).
2.3	Amendment No. 2 to Merger Agreement, dated as of October 30, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2017).
2.4*	Amendment No. 3 to Merger Agreement, dated as of December 5, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent.
2.5	Amendment No. 4 to Merger Agreement, dated as of December 15, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent (incorporated by reference to Exhibit 2.7 to the Company’s Registration Statement on Form S-1/A, Amendment No. 6, filed with the SEC on December 21, 2017).

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

/s/ Robert S. Ellin
	Name:	Robert S. Ellin
Dated: December 26, 2017	Title:	Chief Executive Officer and Chairman of the Board of Directors

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